UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 18, 2013

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The following listed documents are filed herewith pursuant to 17 C.F.R. § 229.601 (Item 601) Exhibits.

10.35	July 1, 2011 binding LOI for CUI Global to convey its 49% ownership interest in Comex Electronics to the owners of the remaining 51% of Comex Electronics.

10.36	Comex divestiture payment schedule, effective July 1, 2011.

10.37	July 11, 2011 Memorandum of Understanding with Ericsson.

10.38*	March 5, 2010 Exclusive Field of Use Agreement with California Power Research to license their BPS-5 topology, now marketed as Solus Topology.

10.39*	September 18, 2009 non-exclusive Field of Use Agreement with Power-One, Inc. to license Power-One’s Digital Power Technology patent.

10.40	April 20, 2009 exclusive Licensing Agreement with AnderMotion Technologies LLC to manufacture, sell and distribute motion control devices utilizing the AMT encoder technology.

10.41*	December 1, 2009 exclusive License Agreement with GL Industrial Services UK, Ltd. through which CUI Global owns exclusive rights to manufacture, sell and distribute a Gas Quality Inferential Measurement Device (Vergence) designed by GL on a worldwide basis.

10.42*	October 21, 2011 exclusive three-year Distribution Agreement with Orbital-UK for distribution of the Vergence technology within the United Kingdom.

10.43*	January 16, 2012 exclusive three-year distribution agreement with SOCRATE s.p.a for distribution of the Vergence technology for Italy and North Africa.

10.44*	November 1, 2011 two year Manufacturing Agreement with Agilent Technologies Singapore International for the sale of product to Agilent.

10.45	April 1, 2009 exclusive world-wide Distribution Agreement with Digi-Key Corporation.

10.46	March 18, 2011 Contract Manufacturing Agreement with Ingenion Design, Ltd.

10.47*	June 5, 2012 three year Distributor Agreement with Belleau Wood Group.

10.48	September 1, 2007, Lease Agreement with Barakel, LLC for the corporate location in Tualatin, OR.

10.49	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Credit and Security Agreement.

10.50	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Revolving Note.

10.51	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Security Agreement.

10.52	May 27, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Subordination Agreement.

10.53	August 23, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Term Note.

10.54	August 9, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Patent and Trademark Security Agreement.

10.55	January 25, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, First Amendment to the Credit and Security Agreement.

10.56	April 12, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Second Amendment to the Credit and Security Agreement.

10.57	May 24, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Third Amendment to the Credit and Security Agreement.

10.58	November 29, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Fourth Amendment to the Credit and Security Agreement.

10.59	December 21, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Fifth Amendment to the Credit and Security Agreement.

10.60	May 15, 2008 Employment Agreement of Daniel N. Ford and Addendum “A” dated July 1, 2010.

10.61	May 15, 2008 Employment Agreement of Matthew M. McKenzie and Addendum “A” dated July 1, 2010.

10.62	August 1, 2012 Addendum “D” to the employment Agreement of William J. Clough.

10.63	Amendment to promissory note payable to IED, Inc., effective September 1, 2010.

10.64	Amendment to promissory note payable to IED, Inc., effective December 1, 2010.

10.65	Amendment to promissory payable to Central Finance, LLC, managed by a former officer, dated September 30, 2010.

10.66	Satisfaction of promissory note payable to Central Finance, LLC dated December 15, 2011.

10.67	July 28, 2011 Promissory note payable to Daniel N. Ford, CFO.

10.68	November 3, 2010 Purchase Sales Agreement with Tensility International Corporation, controlled by a sibling of an officer and director.

10.69	October 28, 2011 Finder’s Fee Agreement with Test Products International, Inc. and James McKenzie, a related party.

Note: * Confidential portion(s) of this document have been redacted pursuant to protection as "confidential" under Exemption 4 of the Freedom of Information Act, 5 U.S.C. § 552(b)(4). A request for confidential treatment has been filed separately with the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 18th day of January 2013.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President

Exhibits

10.35	July 1, 2011 binding LOI for CUI Global to convey its 49% ownership interest in Comex Electronics to the owners of the remaining 51% of Comex Electronics.

10.36	Comex divestiture payment schedule, effective July 1, 2011.

10.37	July 11, 2011 Memorandum of Understanding with Ericsson.

10.38	March 5, 2010 Exclusive Field of Use Agreement with California Power Research to license their BPS-5 topology, now marketed as Solus Topology.

10.39	September 18, 2009 non-exclusive Field of Use Agreement with Power-One, Inc. to license Power-One’s Digital Power Technology patent.

10.40	April 20, 2009 exclusive Licensing Agreement with AnderMotion Technologies LLC to manufacture, sell and distribute motion control devices utilizing the AMT encoder technology.

10.41	December 1, 2009 exclusive License Agreement with GL Industrial Services UK, Ltd. through which CUI Global owns exclusive rights to manufacture, sell and distribute a Gas Quality Inferential Measurement Device (Vergence) designed by GL on a worldwide basis.

10.42	October 21, 2011 exclusive three-year Distribution Agreement with Orbital-UK for distribution of the Vergence technology within the United Kingdom.

10.43	January 16, 2012 exclusive three-year distribution agreement with SOCRATE s.p.a for distribution of the Vergence technology for Italy and North Africa.

10.44	November 1, 2011 two year Manufacturing Agreement with Agilent Technologies Singapore International for the sale of product to Agilent.

10.45	April 1, 2009 exclusive world-wide Distribution Agreement with Digi-Key Corporation.

10.46	March 18, 2011 Contract Manufacturing Agreement with Ingenion Design, Ltd.

10.47	June 5, 2012 three year Distributor Agreement with Belleau Wood Group

10.48	September 1, 2007, Lease Agreement with Barakel, LLC for the corporate location in Tualatin, OR.

10.49	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Credit and Security Agreement.

10.50	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Revolving Note.

10.51	July 26, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Security Agreement.

10.52	May 27, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Subordination Agreement.

10.53	August 23, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Term Note.

10.54	August 9, 2010, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Patent and Trademark Security Agreement.

10.55	January 25, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, First Amendment to the Credit and Security Agreement.

10.56	April 12, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Second Amendment to the Credit and Security Agreement.

10.57	May 24, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Third Amendment to the Credit and Security Agreement.

10.58	November 29, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Fourth Amendment to the Credit and Security Agreement.

10.59	December 21, 2011, line of credit document with the Business Credit division of Wells Fargo Capital Finance, Fifth Amendment to the Credit and Security Agreement.

10.60	May 15, 2008 Employment Agreement of Daniel N. Ford and Addendum “A” dated July 1, 2010.

10.61	May 15, 2008 Employment Agreement of Matthew M. McKenzie and Addendum “A” dated July 1, 2010.

10.62	August 1, 2012 Addendum “D” to the employment Agreement of William J. Clough.

10.63	Amendment to promissory note payable to IED, Inc., effective September 1, 2010.

10.64	Amendment to promissory note payable to IED, Inc., effective December 1, 2010.

10.65	Amendment to promissory payable to Central Finance, LLC, managed by a former officer, dated September 30, 2010.

10.66	Satisfaction of promissory note payable to Central Finance, LLC dated December 15, 2011.

10.67	July 28, 2011 Promissory note payable to Daniel N. Ford, CFO.

10.68	November 3, 2010 Purchase Sales Agreement with Tensility International Corporation, controlled by a sibling of an officer and director.

10.69	October 28, 2011 Finder’s Fee Agreement with Test Products International, Inc. and James McKenzie, a related party.